Exhibit 11


COMPUTATION OF PER SHARE EARNINGS

     The following is a computation of the weighted average number of shares outstanding which is used in the computation of per share earnings for Luby's, Inc. for the three and six months ended February 29, 2000, and February 28, 1999.


Three months ended February 29, 2000:
     22,420,375 x shares outstanding for 91 days      2,040,254,125
     Divided by number of days in the period                     91
                                                      _____________
                                                         22,420,375

Six months ended February 29, 2000:
     22,420,375 x shares outstanding for 182 days     4,080,508,250
     Divided by number of days in the period                    182
                                                      _____________
                                                         22,420,375

Three months ended February 28, 1999:
     22,626,065 x shares outstanding for 31 days        701,408,015
     22,420,375 x shares outstanding for 59 days      1,322,802,125
                                                      _____________
                                                      2,024,210,140
     Divided by number of days in the period                     90
                                                      _____________
                                                         22,491,224

Six months ended February 28, 1999:
     23,270,675 x shares outstanding for 52 days      1,210,075,100
     23,163,097 x shares outstanding for   9 days       208,467,873
     22,870,798 x shares outstanding for 30 days        686,123,940
     22,626,065 x shares outstanding for 31 days        701,408,015
     22,420,375 x shares outstanding for 59 days      1,322,802,125
                                                      _____________
                                                      4,128,877,053
     Divided by number of days in the period                    181
                                                      _____________
                                                         22,811,475